UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 26, 2016 (September 23, 2016)

LINNCO, LLC

(Exact name of registrant as specified in its charter)

Delaware	001-35695	45-5166623
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

600 Travis, Suite 5100 Houston, Texas	77002
(Address of principal executive offices)	(Zip Code)

(281) 840-4000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On May 11, 2016 (the “Petition Date”), Linn Energy, LLC (“LINN Energy”), LinnCo, LLC, an affiliate of LINN Energy (the “Company”), certain of LINN Energy’s direct and indirect subsidiaries (collectively with LINN Energy, the “LINN Debtors”), and Berry Petroleum Company, LLC (“Berry” and, collectively with the LINN Debtors and the Company, the “Debtors”), filed voluntary petitions (the “Bankruptcy Petitions”) for reorganization under Chapter 11 of the United States Bankruptcy Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the Southern District of Texas (the “Court”). The Debtors’ Chapter 11 cases are being administered jointly under the caption In re Linn Energy, LLC, et al., Case No. 16-60040 (the “Chapter 11 Cases”).

Prior to the filing of the Bankruptcy Petitions, on May 10, 2016, the Debtors entered into a restructuring support agreement (the “Restructuring Support Agreement”) with certain holders (the “Consenting Creditors”) collectively holding or controlling at least 66.67% by aggregate outstanding principal amounts under (i) the LINN Energy’s Sixth Amended and Restated Credit Agreement, dated as of April 24, 2013 and (ii) Berry’s Second Amended and Restated Credit Agreement, dated as of November 15, 2010.

The Restructuring Support Agreement sets forth, subject to certain conditions, the commitment of the Debtors and the Consenting Creditors to support a comprehensive restructuring of the Debtors’ long-term debt, which will be effectuated through one or more plans of reorganization (the “Plan”) to be filed in the Chapter 11 Cases.

On September 23, 2016, the Debtors and certain of the Consenting Creditors entered into the Second Amendment to Restructuring Support Agreement (the “Second Amendment”), which extended the date by which the Plan (or Plans, if separate), the Plan Solicitation Materials (as defined in the Restructuring Support Agreement) for the Plan (or Plans, if separate), and the motion or motions to approve the Disclosure Statement (or Disclosure Statements, if separate, and as defined in the Restructuring Support Agreement) must be filed with the Court from 135 days to 149 days following the Petition Date.

The foregoing description of the Second Amendment is only a summary, does not purport to be complete and is qualified in its entirety by reference to the Second Amendment attached as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit	Description

10.1	Second Amendment to Restructuring Support Agreement, dated as of September 23, 2016, by and among the Debtors and the supporting parties thereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LINNCO, LLC

September 26, 2016	By:	/s/ Candice J. Wells
Candice J. Wells
Senior Vice President, General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

10.1	Second Amendment to Restructuring Support Agreement, dated as of September 23, 2016, by and among the Debtors and the supporting parties thereto.